Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of May 31, 2019, by and among DESTINATION XL GROUP, INC., a Delaware corporation, for itself and as Lead Borrower (in such capacity, the “Lead Borrower”) for the other Borrowers party thereto from time to time (individually, a “Borrower” and, collectively, the “Borrowers”), the Borrowers party thereto from time to time, the Guarantors party hereto from time to time, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent (in such capacities, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agent, among others, have entered into a certain Seventh Amended and Restated Credit Agreement, dated as of May 24, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement desire to modify certain provisions of the Credit Agreement as provided herein;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.

Incorporation of Terms and Conditions of Credit Agreement.   Except as amended hereby, all of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference.  Except as amended hereby, all capitalized terms used (including in the preamble hereto) but not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.

2.

Representations and Warranties.  Each Loan Party hereby represents and warrants that, as of the First Amendment Effective Date, (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document and (ii) all representations and warranties contained in the Credit Agreement or in any other Loan Document are true and correct in all material respects, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (ii) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects.

3.

Ratification of Loan Documents, Guaranties and Security Interests.  The Credit Agreement, as hereby amended, and all other Loan Documents, are hereby ratified, confirmed and re-affirmed in all material respects and shall continue in full force and effect.  Each Guarantor hereby acknowledges, confirms and agrees that its Guaranteed Obligations as a Guarantor under, and as defined in, the Facility Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit

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Agreement and the other Loan Documents, each as amended hereby.  The Loan Parties hereby acknowledge, confirm and agree that the Loan Documents and any and all Collateral pledged to the Agent, for the benefit of the Secured Parties (as defined in the Security Agreement), pursuant to the Loan Documents as amended hereby shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement (as amended hereby) and the other Loan Documents.

4.	Amendments to Credit Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 5 hereof:
a.	Article 1 of the Credit Agreement is hereby amended as follows:
i.	by amending the definition of “Borrowing Base” by adding the following new clause (e) and relettering existing clauses (e) and (f) thereof, respectively, as clauses (f) and (g):

“plus

(e)the face amount of Eligible Amazon Receivables (net of Receivables Reserves applicable thereto) multiplied by 85%; provided that the amounts advanced under the Borrowing Base pursuant to this clause (e) shall at no time exceed $8,000,000;”

ii.	by amending the definition of “Reserves” by adding “, Receivables Reserves” after “Availability Reserves”.
iii.	by adding the following new definitions in appropriate alphabetical order:

“Amazon” means Amazon.com Services, Inc., a Delaware corporation, and its affiliates.

“Dilution Reserve” means, for any period, that percentage reasonably determined by the Administrative Agent by (i) dividing (A) the amount of charge-offs of Eligible Amazon Receivables and returns of goods purchased from the Borrowers during such period which had, at the time of sale, resulted in the creation of an Eligible Amazon Receivable, by (B) the amount of sales (exclusive of sales and other similar taxes) of the Borrowers during such period and thereafter (ii) deducting five percent (5%) (but in no event shall the Dilution Reserve be less than zero).

“Eligible Amazon Receivables” means Accounts with respect to Amazon arising from the sale of the Loan Parties’ Inventory (but excluding, for the avoidance of doubt, Credit Card Receivables) that

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satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Account (i) has been earned by performance and represents the bona fide amounts due to a Loan Party from Amazon, and in each case is originated in the ordinary course of business of such Loan Party, and (ii) in each case is reasonably acceptable to the Agent in its discretion, and is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (k) below.  Without limiting the foregoing, to qualify as an Eligible Amazon Receivable, an Account shall indicate no Person other than a Loan Party as payee or remittance party.  In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Loan Party may be obligated to rebate to a customer pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Loan Parties to reduce the amount of such Eligible Amazon Receivable.  Except as otherwise agreed by the Agent, any Account included within any of the following categories shall not constitute an Eligible Amazon Receivable:

(a)Accounts that have been outstanding for more than one hundred twenty (120) days from the date of sale or more than thirty (30) days past the due date;

(b)Accounts (i) that are not subject to a perfected first-priority security interest in favor of the Agent, or (ii) with respect to which a Loan Party does not have good and valid title thereto, free and clear of any Lien (other than Liens granted to the Agent pursuant to the Security Documents);

(c)Accounts which are disputed or with respect to which a claim, counterclaim, offset or chargeback has been asserted, but only to the extent of such dispute, counterclaim, offset or chargeback;

(d)Accounts which arise out of any sale (i) not made in the ordinary course of business, (ii) made on a basis other than upon credit terms usual to the business of the Loan Parties or (iii) are not payable in Dollars;

(e)Accounts for which all consents, approvals or authorizations of, or registrations or declarations with any Governmental Authority required to be obtained, effected or given in connection with the performance of

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such Account by Amazon or in connection with the enforcement of such Account by the Agent have not been duly obtained, effected or given and are not in full force and effect;

(f)all Accounts if Amazon is the subject of any bankruptcy or insolvency proceeding, has had a trustee or receiver appointed for all or a substantial part of its property, has made an assignment for the benefit of creditors or has suspended its business;

(g) Accounts representing any manufacturer’s or supplier’s credits, discounts, incentive plans or similar arrangements entitling a Loan Party or any of its Subsidiaries to discounts on future purchase therefrom;

(h)Accounts arising out of sales on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis or subject to any right of return;

(i)Accounts evidenced by a promissory note or other instrument;

(j)Accounts consisting of amounts due from vendors as rebates or allowances; or

(k)Accounts which are in excess of the credit limit for Amazon established by the Loan Parties in the ordinary course of business and consistent with past practices.

“First Amendment Effective Date”: means May 31, 2019.

“Receivables Reserves” means such Reserves as may be established from time to time by the Agent in the Agent’s discretion with respect to the determination of the collectability in the ordinary course of Eligible Amazon Receivables, including, without limitation, Dilution Reserves.

b.	Exhibit F of the Credit Agreement is hereby amended and restated in its entirety as of the First Amendment Effective Date as set forth in Annex A hereto.
5.	Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent:
a.	This First Amendment shall have been duly executed and delivered by the Loan Parties and the Required Supermajority Lenders. The Agent shall have received a fully executed original hereof.
b.	All action on the part of each Loan Party necessary for the valid execution, delivery and performance by such Loan Party of this Amendment shall have been duly and effectively taken.

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c.	After giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing.
d.	The Agent shall have received an updated Borrowing Base Certificate.
6.	Loan Document. This First Amendment shall constitute a Loan Document for all purposes.
7.

Binding Effect.  The terms and provisions hereof shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of each Agent and each Lender and their respective successors and assigns.

8.

Multiple Counterparts.   This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this First Amendment.

9.

Severability.  If any provision of this First Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this First Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.	Headings. The headings at various places in this First Amendment are intended for convenience only and shall not affect the interpretation of this First Amendment.
11.

Governing Law.  THIS FIRST AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written and is intended to take effect as a sealed instrument.

BORROWERS:

DESTINATION XL GROUP, INC., as a Lead Borrower and a Borrower

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

CMRG APPAREL, LLC, as a Borrower

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment]

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GUARANTORS:

CASUAL MALE RBT, LLC, as a Guarantor

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

CAPTURE, LLC, as a Guarantor

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

CASUAL MALE STORE, LLC, as a Guarantor

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

CASUAL MALE RETAIL STORE, LLC, as a Guarantor

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

CASUAL MALE DIRECT, LLC, as a Guarantor

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

CASUAL MALE RBT (U.K.) LLC, as a Guarantor

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment]

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THINK BIG PRODUCTS LLC, as a Guarantor

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

CMRG HOLDCO, LLC, as a Guarantor

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

DXLG WHOLESALE, LLC, as a Guarantor

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

CMRG APPAREL MANAGEMENT, INC., as a Guarantor

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

CMXL APPAREL, LP, as a Guarantor

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

CASUAL MALE (EUROPE), LLC, as a Guarantor

By:  /s/ Peter H. Stratton, Jr.
Name: Peter H. Stratton, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment]

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AGENT:

bank of america, n.a., as Administrative Agent and as Collateral Agent

By:  /s/ Christine Hutchinson

Name:  Christine Hutchinson

Title:    Senior Vice President

[Signature Page to First Amendment]

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LENDERS:

bank of america, n.a., as a Revolving Lender, a FILO Lender, L/C Issuer and Swing Line Lender

By:  /s/ Christine Hutchinson
Name: Christine Hutchinson
Title:  Senior Vice President

[Signature Page to First Amendment]

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Lender and a FILO Lender

By:  /s/ Michael Watson
Name: Michael Watson
Title:   Authorized Signatory

[Signature Page to First Amendment]

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Citizens BANK, N.A., as a Revolving Lender

By:  /s/ Christine Scott
Name: Christine Scott
Title:  Senior Vice President

[Signature Page to First Amendment]

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ANNEX A

Exhibit F

Form of Borrowing Base Certificate

See attached.

Annex A

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Destination XL Group, Inc.
Revolver Borrowing Base Certificate

Email to:		Certificate No.
[]		Certificate Date
[]
At Cost
Beginning Inventory as of:

Add: Receiving/ Purchases
Add: Purchase Accrual (ASN)
Add: Reverse ASN Accrual
Add: Freight
Less: Net Sales @ Retail (memo only)
Less: Cost of Goods Sold @ Cost
	Total Adds/ (Reductions)			-
At Cost
Ending Inventory as of:				$-

Less: Shrinkage at Cost
Less: RTV Inventory

Eligible Inventory				-

NOLV				101.8%
Advance Rate				90.0%

Total Inventory Availability				$-

Eligible LC Inventory

NOLV				101.8%
Advance Rate				85.0%
Total LC Inventory Availability				$-

Eligible In-Transit Inventory
	Less: Ineligibles (>45 days from shipment)			-
NOLV				101.8%
Advance Rate				80.0%
Total In-Transit Inventory Availability				$-
Eligible Credit Card Receivables as of:

Advance Rate				90.0%
Credit Card Receivables Availability				$-
Eligible Amazon Receivables as of:

Advance Rate				85.0%
Amazon Receivables Availability (Capped at $8 million)				$-

Total Collateral Revolver Availability				$-
Availability Reserves:
Less Landlord Reserve: 2 months: PA, VA and Wash.
	Less Gift Certificate Merchandise Credits		50%	-
	Customer Deposits (TCM& Rochester)		100%	-
FILO Pushdown Reserve
Total Availability Reserves				$-

Revolver Availability (uncapped)				$-

Maximum Revolver Availability ($125MM)				$-
AVAILABILITY CALCULATION
Beginning Principal Balance (revolver)
	ADD: Prior days advance			$-
	ADD: Interest/Fees charged today			$-
LESS: Prior day's paydown
Ending principal balance (revolver)				$-

ADD: Outstanding Letters of Credit
Total loan balance and L/Cs prior to request				$-

Excess Availability prior to today's request				$-
ADVANCE REQUEST				$-
PAY DOWN				$-
Excess Revolver Availability				$-

Annex A

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Covenant Compliance Event - Total Availability (after today's request) >= to the greater of:			Minimum Required Total Revolver Availability	-
(a) 7500000			Covenant Compliance Event in effect	No
(b) 10% of Revolver Loan Cap (without giving effect to FILO Pushdown Reserve)		$-

The undersigned, a Responsible Officer (as defined in the Credit Agreement referred to below) of Destination XL Group, Inc. (the “Lead Borrower”), represents and warrants that (a) the information set forth above and the supporting documentation delivered in connection herewith have been prepared in accordance with the requirements of that certain Seventh Amended and Restated Credit Agreement dated as of May 24, 2018 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") by, among others, (i) the Lead Borrower, (ii) the Borrowers party thereto from time to time, (iii) the Guarantors party thereto from time to time, (iv) the Lenders party thereto from time to time, and (v) Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”); (b) no Default or Event of Default (as such terms are defined in the Credit Agreement) has occurred and is continuing; and (c) all or a portion of the advance requested hereby will be set aside by the Borrowers to cover 100% of the Borrowers' obligation for sales tax on account of sales since the most recent borrowing under the Credit Agreement.

Destination XL Group, Inc., as Lead Borrower
Authorized Signature

Name

Title

Date

Destination XL Group, Inc.
FILO Borrowing Base Certificate

Email to:	Certificate No.
[]	Certificate Date
[]
		At Cost

Eligible Inventory		-

NOLV		101.8%
Advance Rate (10% for Year 1, 7.5% for Year 2, 5% for Year 3 and thereafter)		10.0%

FILO Inventory Availability		$-

Eligible In-Transit Inventory		-

NOLV		101.8%
Advance Rate (10% for Year 1, 7.5% for Year 2, 5% for Year 3 and thereafter)		10.0%

FILO In-Transit Inventory Availability		$-

Eligible Credit Card Receivables		-

Advance Rate (10% for Year 1, 7.5% for Year 2, 5% for Year 3 and thereafter)		10.0%

FILO Credit Card Receivables Availability		$-

Net Orderly Liquidation Value of Eligible Trade Names

Advance Rate (50% for Year 1, 45% for Year 2, 40% for Year 3, 35% for Year 4, 30% for Year 5)		50.0%

FILO Trade Name Availability (capped at $4MM)		$-

LESS: Availability Reserves relating to Eligible Trade Names		-

Total FILO Collateral Availability		$-

FILO Loan Principal		$15,000,000

FILO Pushdown Reserve

Annex A

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